[Deloitte & Touche Letterhead]

                          Suite 2100                   Telephone: (604) 669-4466
                          1055 Dunsmuir Street         Facsimile: (604) 685-0395
                          P.O. Box 49279
                          Four Bentall Centre
                          Vancouver, British Columbia
                          V7X 1P4


                                                                    Exhibit 10.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report relating to iQ Power Technology Inc. dated October 15, 1998, in the Registration Statement on Form SB-1 and related Prospectus of iQ Power Technology Inc.



/s/ Deloitte & Touche L.L.P.
Chartered Accountants
Vancouver, British Columbia, Canada

December 9, 1998